Exhibit 10.56
JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of January 23, 2026 (this “Agreement”), to the Loan Agreement referred to below is entered into by and between Astria Therapeutics, Inc., a Delaware corporation (the “Additional Guarantor”) and Wilmington Trust, National Association, as the Agent under that certain Loan Agreement, dated as of January 23, 2026 (as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the “Loan Agreement”) by and among BioCryst Pharmaceuticals, Inc., a Delaware corporation (“Borrower”), certain subsidiaries of the Borrower from time to time party thereto and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein) (each a “Guarantor” and collectively, the “Guarantors”), Blackstone Alternative Credit Advisors LP and Blackstone Life Sciences Advisors L.L.C. (collectively, as the “Blackstone Representative”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Wilmington Trust, National Association, as Agent.

WHEREAS, Borrower, the Guarantors (other than the Additional Guarantor), the Blackstone Representative, the Lenders and the Agent have entered into the Loan Agreement, pursuant to which the Lenders have agreed to make certain loans (the “Loans”), to Borrower;

WHEREAS, Borrower's obligation to repay the Loans and all other Obligations are guaranteed, jointly and severally, by the Guarantors;

WHEREAS, pursuant to Section 5.12(a) of the Loan Agreement, the Additional Guarantor is required to become a Guarantor by, among other things, executing and delivering this Agreement to the Agent; and

WHEREAS, the Additional Guarantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Additional Guarantor.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2. Joinder of Additional Guarantor.

(a)Pursuant to Section 5.12(a) of the Loan Agreement, by its execution of this Agreement, the Additional Guarantor hereby (i) jointly and severally with each other Guarantor, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Guaranteed Obligations, (ii) confirms that, as to the Additional Guarantor, the representations and warranties contained in Section 4 of the Loan Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date), and (iii) agrees that, from and after the effective date of this Agreement, the Additional Guarantor shall be a party to the Loan Agreement and shall be bound, as a Guarantor and Credit Party, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors and Credit Parties, including the guaranty of the Obligations made by the Guarantors, jointly and severally with the other Credit Parties, in favor of the Agent and the Lenders pursuant to Section 13 of the Loan Agreement. The Additional Guarantor hereby agrees that from and after the effective date of this Agreement, each reference to a “Guarantor” or a “Credit Party” and each reference to the “Guarantors” or the “Credit Parties” in the Loan Agreement shall include the Additional Guarantor. The Additional Guarantor acknowledges that it has received a copy of the Loan Agreement and each other Loan Document and that it has read and understands the terms thereof.

(b)Attached hereto are supplements to each Schedule to the Loan Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Guarantor. The Schedules to the Loan Agreement shall, without further action, be amended to include the information contained in each such supplement.

SECTION 3. Effectiveness. This Agreement shall become effective upon its execution by the Additional Guarantor and the Agent and receipt by the Agent of original counterparts to this Agreement, duly executed by the Additional Guarantor and the Agent, together with the Schedules referred to in Section 2(b) hereof;

SECTION 4. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered by hand, Federal Express or other reputable overnight courier, if to the Additional Guarantor, to it at its address set forth below its signature to this Agreement, and if to Borrower, any Guarantor, any Lender or the Agent, to it at its address specified in the Loan Agreement or Joinder Agreement (as applicable); or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person, complying as to delivery with the terms of this Section 4. All such notices and other communications shall be effective in accordance with Section 9 of the Loan Agreement.

SECTION 5. General Provisions. (a) The Additional Guarantor hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), and that no Default or Event of Default has occurred or is continuing under the Loan Agreement. The Additional Guarantor hereby represents and warrants that, as of the date hereof, there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Loan Agreement or any other Loan Document except as expressly permitted thereunder.

(b)Except as supplemented hereby, the Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement instrument or agreement therefor.

(c)The Additional Guarantor hereby expressly (i) authorizes the Agent or the Blackstone Representative to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form, in such jurisdictions and in such offices as the Blackstone Representative determines appropriate to perfect or protect the security interests of Agent and the other Secured Parties created by the Security Agreement Joinder and each of the other Loan Documents (and Agent’s and the other Secured Parties’ rights in respect thereof), including such financing statements that indicate the Collateral as “all assets” of such Grantor or words of similar effect and (ii) ratifies such authorization to the extent that the Agent or Blackstone Representative has filed any such financing or continuation statements or amendments thereto prior to the date hereof. A photocopy or other reproduction of the Security Agreement Joinder or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(d)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(e)Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Section 10 of the Loan Agreement is hereby incorporated mutatis mutandis.

(g)This Agreement, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

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IN WITNESS WHEREOF, the Additional Guarantor has caused this Agreement to be executed by its duly authorized officer, as of the date first above written.

ADDITIONAL GUARANTORS:

ASTRIA THERAPEUTICS, INC.

By: /s/ Alane Barnes_______________
Name: Alane Barnes
Title: Secretary

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By: /s/ Annmarie Warren____________
    Name: Annmarie Warren
    Title: Assistant Vice President